                                                                    Exhibit 10.2


                          FIRST AMENDMENT TO SUBLEASE


     This FIRST AMENDMENT TO SUBLEASE (this "Amendment") is made as of March 16, 2004, by and between Antigenics Inc. ("Sublessor"), a Massachusetts corporation formerly known as Aquila Biopharmaceuticals, Inc. with an address of 3 Forbes Road, Lexington, Massachusetts 02421 and which is a wholly-owned subsidiary of Antigenics Inc., a Delaware corporation, and GTC Biotherapeutics, Inc. ("Sublessee"), a Massachusetts corporation, whose mailing address is 175 Crossing Boulevard, Suite 410, Framingham, Massachusetts 01702.


                              W I T N E S S E T H:

     WHEREAS, Sublessor and Sublessee entered into a Sublease dated July 16, 2002 (the "Sublease");

     WHEREAS, Sublessor and Sublessee desire to amend the Sublease to delete Sublessee's option to sublease the "Tertiary Space" (as defined in the Sublease) and otherwise as provided below.

     NOW THEREFORE, for good and valuable consideration, the mutual receipt and legal sufficiency of which is hereby acknowledged, Sublessor and Sublessee do hereby agree as follows:

1. Amendment of Third Whereas Clause. The third Whereas clause of the Sublease is deleted in its entirety.

2.   Amendment to Section 1(i). The definition of Sublease Termination Date in
Section 1(i) of the Sublease is deleted in its entirety and replaced with the following: "subject to Section 25 hereof, September 30, 2010."

3. Amendment of Section 1(j). Section 1(j) of the Sublease is deleted in its entirety and replaced with the following: "the Subleased Premises consists of the Primary Space and the Secondary Space as shown on the sketch plan attached hereto as Exhibit A attached hereto."

4. Amendment of Sections 1(n) and 1(o). Sections 1(n) and 1(o) of the Sublease are hereby deleted in their entirety.

5. Amendment of Section 4(b). Section 4(b) of the Sublease is amended by adding the words "or Sublessor may" after the second occurrence of the words "Additional Rent," in the second sentence thereof.

6. Amendment of Section 5(a). Section 5(a) of the Sublease is deleted in its entirety and replaced with the following: "be in the stated original amount of not less than Two Hundred Thousand and 00/00 Dollars ($200,000.00);"

7. Amendment of Section 8. The third sentence of Section 8 is amended by deleting the phrase ", including the Tertiary Space,".

8. Amendment of Section 9(a). Section 9(a) of the Sublease is amended by (a) adding the words "At all times during the term of the Sublease," at the beginning thereof; (b) adding the phrase "or cause to be provided" after the word "provide" in the first line thereof and by deleting the phrase "which are located in the Tertiary Space" and replacing it with the following: "that are located in the utility equipment area as shown on Exhibit A-1 attached hereto (the "UTILITY EQUIPMENT AREA") in the second line thereof.

9. Amendment of Section 9(a)(i). Section 9(a)(i) of the Sublease is amended by adding the phrase "or cause to be provided" after the word "provide" in the second line thereof.

10. Amendment of Section 9(a)(ii). Section 9(a)(ii) of the Sublease is deleted in its entirety.

11. Amendment of Section 9(a)(iii). Section 9(a)(iii) of the Sublease is amended by adding the phrase "or cause to be provided" after the word "provide" in the first line thereof and by deleting the phrase "utility/maintenance room located in the Tertiary Space" with the following: "Utility Equipment Area".

12. Amendment of Section 9(a)(v). The first sentence of Section 9(a)(v) of the Sublease is amended by deleting the phrase "Utility Services Termination Date" and replacing it with: "Sublease Termination Date" each time it appears.

13. Amendment of Section 9(a)(vii). The first sentence of Section 9(a)(vii) of the Sublease is amended by deleting the phrase "utility/maintenance room in the Tertiary Space at its sole cost and expense until the Utility Services Termination Date" and replacing it with the following: "utility/maintenance room in Utility Equipment Area at its sole cost and expense until the Sublease Termination Date".

14. Amendment of Section 9(a)(viii). Section 9(a)(viii) of the Sublease is amended by deleting the phrase "the earlier of the Sublease Termination Date or the Sublessee's occupancy of the Tertiary Space" with the following: "the Sublease Termination Date".

15.  Section 9(b)(iii). Section 9(b)(iii) is deleted in its entirety.

16. Section 9(b)(iv). The second sentence of Section 9(b)(iv) is deleted in its entirety.

17.  Heading for Section 11 and Sections 11(a) and 11(b). The heading of
Section 11 is deleted in its entirety and is replaced with the following:
"Right to the Subleased Premises." The first sentence of Section 11 and Sections 11(a) and 11(b) are deleted in their entirety.

18. Amendment of Section 14(a). Section 14(a) of the Sublease is amended by deleting the words "Default, as defined in Section 11 of the Prime Lease," and replacing them with the word "default under the Prime Lease".

19. Section 17. The second sentence of Section 17 is amended by deleting the phrase "at 34 Commerce Way, Woburn, Massachusetts 01801, Attention: Mr. Neal Gordon" and replacing it with the following: "at 3 Forbes Road, Lexington, Massachusetts 02421, Attention: SVP of Operations".

20.  Section 18. The third sentence of Section 18 is deleted in its entirety.

21. Section 25. A new Section 25 is added to the Sublease as follows: "EARLY TERMINATION". Sublessee shall have the right to terminate this Sublease provided Sublessee shall satisfy the following conditions precedent: (i) there shall be no default or event of default beyond any applicable grace and/or cure period pursuant to Section 14 of this Sublease at the time Sublessee exercises its right to terminate this Sublease or upon the date of termination, (ii) Sublessee shall give Sublessor with written notice of its election to terminate this Sublease with such notice being given not later than July 1, 2006 and (iii) Sublessee has completely vacated the Subleased Premises and fulfilled its obligations under Section 16 hereof no later than midnight on December 31, 2006. Should Sublessee comply with the foregoing conditions precedent, the Sublease Termination Date shall be December 31, 2006, and this Sublease shall terminate effective at midnight on December 31, 2006. Should Sublessee fail to comply strictly with any of the foregoing conditions precedent, the rights of Sublessee under this Section 25 shall be null and void.

22. Section 26. A new Section 26 is added to the Sublease as follows: "LEASED PREMISES MONITORING SYSTEM". Sublessor agrees that it shall, at Sublessor's sole cost and expense, modify the Premises monitoring system for the Leased Premises in such a manner that Sublessee has an independent system located in the Subleased Premises to access data collected by the Premises monitoring system with respect only to the "former animal facility" located in the Subleased Premises, subject to receipt by Sublessor of the consent of Prime Lessor if such consent is required. The design of such modifications and the specifications for any equipment to be purchased and installed by Sublessor in connection with such modifications shall be subject to Sublessee's prior review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. Sublessor shall assign any warranties for the work performed in making such modifications and for any such equipment to Sublessee.

23. Amendment of Exhibit A. Exhibit A to the Sublease is deleted in its entirety and replaced with Exhibit A attached hereto.

24. Addition of Exhibit A-1. The Sublease is amended by adding Exhibit A-1 attached hereto to the Sublease.

25. Amendment of Exhibit B. Exhibit B to the Sublease is deleted in its entirety and replaced with Exhibit B attached hereto.

26. Broker. Sublessor and Sublessee each represent and warrant to the other than it has not dealt with any broker in connection with this Amendment and will indemnify and hold harmless the other from and against any loss and expenses suffered by either of them as a result of such dealings with any broker.

27. Prime Lessor's Consent. This Amendment shall be contingent upon the Sublessor's receipt of the Prime Lessor's written consent to this Amendment.

28. Confirmation. Except as amended hereby, the Sublease is hereby confirmed and continues in full force and effect.

29. Counterparts. This Amendment may be executed in one or more counterparts which together shall constitute one instrument.

30. Prior Sublandlord Work. Sublessee hereby acknowledges and confirms to Sublessor and Prime Lessor that all work and obligations of Sublessor under the Sublease with respect to the Subleased Premises to be performed on or prior to the date hereof has been fully performed to the satisfaction of the Sublessee as of the date hereof, except for the obligations in Paragraph 22 of this Amendment.

31. Name of Sublessor. In the Sublease and the Consent to Sublease, a comma was included in the name of the Sublessor in error. The comma in the name of the Sublessor under the Sublease and the Consent to Sublease is hereby removed, and the name Antigenics Inc. without a comma is hereby inserted as the correct name of the Sublessor in the Sublease and the Consent to Sublease.

32. Terms; Section References. Terms used herein and not defined herein are used herein as defined in the Sublease. References herein to Sections of the Sublease which use "O" to denote clauses refer to applicable sections of the Sublease even where such parentheses may not be used or "." (or, at various points, "O" or ".") are used instead in the Sublease.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, as a sealed instrument, as of the date first above written.


                                   SUBLESSOR:

                                   Antigenics Inc., a Massachusetts corporation


                                   By:  /s/ Jeff D. Clark
                                      ------------------------------------------
                                      Name: Jeff D. Clark
                                      Title: CFO



                                   SUBLESSEE:

                                   GTC Biotherapeutics, Inc.



                                   By:  /s/ John B. Green
                                      ------------------------------------------
                                      Name: John B. Green
                                      Title: SVP and CFO

                                   Exhibit A

                          Primary Space - Third Floor


                                  [FLOORPLAN]


Approximately 11,852 rentable square feet of Subleased Premises

                                   Exhibit A

                         Secondary Space - Second Floor


                                  [FLOORPLAN]


Approximately 8,036 rentable square feet of Subleased Premises

Crosshatched Area is Secondary Space

                                  EXHIBIT A-1


                                  Sketch Plan

          Utility Equipment Area --                    -- First Floor


                                  [FLOORPLAN]


Approximately 3,449 rentable square feet

                                   EXHIBIT B

                       FIRST AMENDMENT TO LEASEHOLD LEASE

     This FIRST AMENDMENT TO LEASEHOLD LEASE (this "Amendment") is made as of March 16, 2004, by and between Antigenics Inc. ("Lessor"), a Massachusetts Corporation with an address of 3 Forbes Road, Lexington, Massachusetts 02421 and which is a wholly-owned subsidiary of Antigenics Inc., a Delaware corporation, and GTC Biotherapeutics, Inc. ("Lessee"), a Massachusetts corporation, whose mailing address is 175 Crossing Boulevard, Suite 410, Framingham, Massachusetts 01702.

                              W I T N E S S E T H:

     WHEREAS, Lessor and Lessee entered into a Leasehold Lease dated July 19, 2002 (the "Leasehold Lease");

     WHEREAS, Lessor and Lessee desire to amend the Leasehold Lease to delete Sublessee's rights to lease equipment located in the "Tertiary Space" (as defined in the Leasehold Lease) and otherwise as provided below.

     NOW THEREFORE, for good and valuable consideration, the mutual receipt and legal sufficiency of which is hereby acknowledged, Lessor and Lessee do hereby agree as follows:

1. Amendment of Second Whereas Clause. The second Whereas clause of the Leasehold Lease is deleted in its entirety and replaced with the following:
"WHEREAS, Lessor and Lessee entered into a Sublease Agreement dated July 16, 2002, as amended by First Amendment to Sublease dated March 16, 2004 (the Sublease Agreement, as amended, is referred to as the "Sublease") for a portion of the Leased Premises (the "Subleased Premised")."

2.   Amendment of the First Paragraph of Section 1. The first paragraph of
Section 1 of the Leasehold Lease (including subparagraphs (a), (b) and (c) is deleted in its entirety and replaced with the following: "This Leasehold Lease is for the term beginning on the Sublease Commencement Date and terminating on the Sublease Termination Date, unless earlier terminated as provided in Section 25 of the Sublease."

3.   Amendment of the Second Paragraph of Section 1. The second paragraph of
Section 1 of the Leasehold Lease is amended by deleting the first sentence in its entirety and replacing it with the following: "During the term, Lessee agrees to pay to Lessor the monthly rental amounts set forth as the Leasehold Improvements Allocation, as adjusted by the Leasehold Improvements Allocation Reduction (2004 Amendment), in Exhibit B of the Sublease (the "Leasehold Rent") on or before the first day of each month."

4. Amendment of Section 2. The first and second sentences of Section 2 of the Leasehold Lease is amended by deleting the phrase "Primary Space, Secondary Space and the Tertiary Space" and replacing it with the phrase "Primary Space and Secondary Space" each time they occur. The first sentence of Section 2 is amended by deleting the reference therein to "Exhibit B" and replacing it with a reference to "Exhibit A" attached hereto. The third sentence of Section 2 is deleted in its entirety and replaced with the following: "Lessor shall have no further obligations with respect to the Equipment after the Sublease Commencement Date."

5. Amendment of Section 3(a). Section 3(a) is amended by deleting the reference therein to "Exhibit B" and replacing it with a reference to "Exhibit A" attached hereto.

6. Amendment of Section 3(d)(i). The first sentence of Section 3(d)(i) of the Leasehold Lease is amended by deleting the phrase "for the Primary Space, Secondary Space and Tertiary Space" and replacing it with the phrase "for the Primary Space and Secondary Space". The second sentence of Section 3(d)(i) of the Leasehold Lease is amended by deleting the phrase "and in the event the Lessee elects to exercise its option to sublease the Tertiary Space, January 1, 2007 with respect to Equipment located in the Tertiary Space".

7. Amendment of Section 3(d)(iv). The second sentence of Section (d)(i) of the Leasehold Lease is amended by deleting the phrase "the Primary Space, Secondary Space and Tertiary Space" and replacing it with the phrase "the Primary Space and Secondary Space".

8. Amendment of Section 3(e)(i). Section 3(e)(i) of the Leasehold Lease is amended by deleting the phrase "the Primary Space, Secondary Space and Tertiary Space" and replacing it with the phrase "the Primary Space and Secondary Space". Section 3(i) is further amended by deleting the reference therein to "Schedule C" and replacing it with a reference to "Exhibit A" attached hereto.

9. Amendment of Section 3(f)(iii). Section 3(f)(iii) of the Leasehold Lease is amended by (a) deleting the reference to "Exhibit C" and replacing it with a reference to "Exhibit B" attached hereto, and (b) deleting the phrase "after the earlier of the Sublease Termination Date or the Lessee's leasing of the Tertiary Space" and replacing it with "after the Sublease Termination Date".

10. Amendment of the Section 10. The second sentence of Section 10 is amended by deleting the phrase "34 Commerce Way, Woburn, Massachusetts 01801, Attention:
Mr. Neal Gordon" and replacing it with the following: "3 Forbes Road, Lexington, Massachusetts 02421, Attention: SVP of Operations".

11. Amendment of Exhibit A. Exhibit A to the Leasehold Lease is deleted in its entirety and replaced with Exhibit A attached hereto.

12. Amendment of Exhibit B. Exhibit B to the Leasehold Lease is deleted in its entirety and replaced with Exhibit B attached hereto.

13. Amendment of Exhibit C. Exhibit C to the Leasehold Lease is deleted in its entirety.

14. Prime Sublessor Consent. This Amendment shall be contingent upon the Sublessor's receipt of the Prime Sublessor's written consent to this Amendment.

15. Confirmation. Except as amended hereby, the Leasehold Lease is hereby confirmed and continues in full force and effect.

16. Counterparts. This Amendment may be executed in one or more counterparts which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, as a sealed instrument, as of the date first above written.

                                   LESSOR:

                                   Antigenics, Inc., a Massachusetts corporation


                                   By:  /s/ Jeff D. Clark
                                      ------------------------------------------
                                      Name: Jeff D. Clark
                                      Title: CFO



                                   LESSEE:

                                   GTC Biotherapeutics, Inc.



                                   By:  /s/ John B. Green
                                      ------------------------------------------
                                      Name: John B. Green
                                      Title: SVP and CFO

                                  Exhibit A to
                           Leasehold Lease Agreement
                         Breakdown of Equipment by Room
                           Updated: December 1, 2003

          SPACE                         ROOM EQUIPMENT                TAG NUMBER        SERIAL NUMBER       VENDOR
---------------------------------------------------------------------------------------------------------------------
Animal Facility -- Second Floor      246 6' BSC (Ducted)             1226 Cambridge      56-153CIV
                                     246 4' BSC (Ducted)             4223 Aquila                            Nuaire
                                     246 1 Getinge Autoclave         4220 Aquila                            Getinge

Research Labs -- Second Floor        260 Fume Hood                   No Tag                                 Labconco
                                     262 1-4' BSC (Not ducted)       4208 Aquila                            Nuaire
                                     262 1-6' BSC (Not Ducted)       4209 Aquila                            Nuaire
                                     264 Cold Room                                                          Bally

ANTIGENICS, INC.
LEASEHOLD LEASE AGREEMENT - EXHIBIT B TO LEASEHOLD LEASE
ADDITIONAL RENT - LEASEHOLD IMPROVEMENTS
UPDATED: NOVEMBER 14, 2003
PRIMARY SPACE

                                                                      PRIMARY SPACE
                                                                      -------------
                                                    Total              Res & Admin
                                                   Spending             3rd Floor
                                                  -----------         -------------
Gross Fixed Assets
 Leasehold Improvements                             5,358,608             1,303,237
                                                  -----------         -------------
 Total Gross Fixed Assets                           5,358,608             1,303,237

Accum. Depr / Amort @ 12/31/01
 Leasehold Improvements                            (1,370,825)             (343,150)
                                                  -----------         -------------
 Total Accum Depr / Amort                          (1,370,825)             (343,150)
                                                  -----------         -------------
Net Gross Fixed Assets                            $ 3,987,783         $     960,087
                                                  ===========         =============
                                                  -----------         -------------
NET EQUIPMENT & LEASEHOLD IMPROVEMENTS            $ 3,987,783         $     960,087
                                                  -----------         -------------
LEASE MONTHS REMAINING @ 12/31/01                                               104

AMORTIZATION OF LHI PER MONTH                                         $    9,231.61
                                                                      =============

ANTIGENICS, INC.
LEASEHOLD LEASE AGREEMENT -- EXHIBIT B (CONTINUED)
ADDITIONAL RENT -- LEASEHOLD IMPROVEMENTS
UPDATED: NOVEMBER 14, 2003
SECONDARY SPACE


                                                               SECONDARY SPACE
                                                        --------------------------
                            TOTAL        RES & ADMIN      RESEARCH    E-PRISE SPACE
                          SPENDING        3RD FLOOR      2ND FLOOR      2ND FLOOR
                         ____________   _____________    __________   _____________

Gross Fixed Assets
 Leasehold Improvements    5,358,608       1,303,237        947,178       195,436
                         ____________     ___________     _________      ________

 Total Gross Fixed
  Assets                   5,358,608       1,303,237        947,178       195,436

Accum. Depr/Amort
  @ 12/31/02
  Leasehold
  Improvements            (1,818,334)       (451,063)      (321,405)      (57,481)
                         ___________     ___________      _________      ________
 Total Accum
  Depr/Amort              (1,818,334)       (451,063)      (321,405)      (57,481)
                         ___________     ___________      _________      ________

Net Gross Fixed
 Assets                  $ 3,540,274      $  852,174      $ 625,773      $137,955
                         ===========      ===========     ==========     ========

NET EQUIPMENT &
 LEASEHOLD IMPROVE-      ___________      ___________     __________     ________
  MENTS                  $ 3,540,274      $  852,174      $ 625,773      $137,955
                         ___________      ___________     __________     ________

LEASE MONTHS REMAIN-
 ING @ 12/31/02                                                               92

AMORTIZATION OF LHI
 PER MONTH                                                              $8,301.39
                                                                        =========

